UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 7, 2005

Copart, Inc.
(Exact name of registrant as specified in its charter)

California	0-23255	94-2867490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4665 Business Center Drive
Fairfield, California 94534
(Address of Principal Executive Offices, including Zip Code)

(707) 639-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Corporate Governance and Management

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2005, the Board of Directors (the “Board”) of Copart, Inc. (the “Company”) approved an amendment to the Company’s Bylaws in order to decrease the size of the Board from eight directors to seven directors.

The foregoing description of the amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment of Bylaws of Copart, Inc., which is filed as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Certificate of Amendment of Bylaws of Copart, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Copart, Inc.

By:	/s/ William E. Franklin
William E. Franklin
Senior Vice President and Chief Financial Officer
Date: November 7, 2005

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Certificate of Amendment of Bylaws of Copart, Inc.